SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 13, 2008

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

                                                                                                  Delaware                                        001-16533                                        63-1261433
                                                                                                    (State of Incorporation)                    (Commission File No.)                  (IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama                                                                                                                35209
  (Address of Principal Executive Office )                                                                                         (Zip code)

Registrant’s telephone number, including area code:     (205)  877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

ITEM 8.01 OTHER EVENTS
On November 14, 2008 we timely filed a Current Report on Form 8-K to disclose our Stock Purchase Agreement with Podiatry Insurance Company of America (PICA)  and the Plan of Conversion of PICA as filed with the Illinois Director of Insurance. On the cover page of that Current Report on Form 8K we incorrectly listed the date of the earliest event reported. This amendment is filed solely to provide the correct date of  the earliest event reported, which is November 13, 2008, instead of October 13, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2008

PROASSURANCE CORPORATION

By:  /s/ Frank B. O’Neil
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Frank B. O’Neil
Senior Vice-President